EXECUTION COPY

      THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD,

      OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BRAINSTORM CELL THERAPEUTICS INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

       Right to Purchase 47,500 shares of Common Stock of Brainstorm Cell
                                Therapeutics Inc.
                   (subject to adjustment as provided herein)

                COMMON STOCK PURCHASE WARRANT AT $1.62 PER SHARE

Issue Date: May 16, 2005

      BRAINSTORM CELL THERAPEUTICS INC., a corporation organized under the laws of the State of Washington (the "Company"), hereby certifies that, for value received, Trout Capital LLC a limited liability company, with its address at 740 Broadway, New York, New York 10003, or its assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date up to 5:00 p.m., E.S.T. on the FIFTH anniversary of the Issue Date (the "Expiration Date") 47,500 fully paid and nonassessable shares of the common stock of the Company (the "Common Stock"), $.00005 par value per share at a per share purchase price of $1.62. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. This Warrant is that certain Warrant referred to in Section 4(e) of the Engagement Letter dated May __, 2005 between the Company and Trout Capital LLC (the "Engagement Letter"). All capitalized terms used but not defined in this Warrant which are defined in the Engagement Letter shall have the same meaning in this Warrant as in the Engagement Letter.

      As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

      (a) The term "Company" shall include Brainstorm Cell Therapeutics Inc. and any corporation which shall succeed or assume the obligations of Brainstorm Cell Therapeutics Inc.

      (b) The term "Common Stock" includes (i) the Company's Common Stock, $.00005 par value per share, and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

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      (d) The term "person" or "Person" means any individual, corporation, partnership, limited liability company, trust, association, governmental agency or body or any other entity of any type.

      1. Exercise of Warrant.

            1.1 Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

            1.2 Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and surrender of the original Warrant (or such other instrument as may be required pursuant to Section 8) within seven (7) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

            1.3 Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

            1.4 Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, NASDAQ SmallCap Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last trading day immediately preceding the Determination Date;

                  (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is quoted on the OTC Bulletin Board or, if such is not available, the Pink Sheets LLC (formerly the National Quotation Bureau), then the average of the closing bid and ask prices for the Common Stock quoted by two market makers of the Common Stock reported for the last trading day immediately preceding the Determination Date;


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            (c) Except as provided in clause (d) below, if the Company's Common
Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

            (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

      1.5 Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant.

      1.6 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

      1.7 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.


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      2. Exercise or Conversion.

            (a) This Warrant may be exercised in whole or in part for cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price for the number of shares of Common Stock and/or Other Securities being purchased upon exercise of this Warrant.

            (b) (i) In lieu of the exercise of this Warrant as provided in
Section 2(a), the Holder shall have the option to convert this Warrant in whole or in part into Common Stock at any time during the term of this Warrant (the "Conversion Right") having value equal to the value (as determined below) of this Warrant, or any part hereof, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                   X = Y(A-B)
                                       -----
                                         A

         Where:         X =   the number of shares of Common Stock to be
                              issued to the Holder;

                        Y = the number of shares of Common Stock issuable upon exercise of this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation);

                        A = the Fair Market Value of one share of Common Stock (at the date of such calculation);

                        B = the Purchase Price (as adjusted to the date of such calculation).

                  (ii) No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the Fair Market Value of the resulting fractional share on the Conversion Date.

                  (iii) The Conversion Right provided under this Section 2(b) may be exercised in whole or in part and at any time and from time to time while any Warrant remains outstanding. In order to exercise the Conversion Right, the Holder shall surrender to the Company, at its offices, this Warrant accompanied by a duly completed Form of Subscription in the form attached hereto as Exhibit
A. The Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day (such day, the "Conversion Date") of surrender of the Warrant for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver to the Holder (A) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (B) if the Warrant is being converted in part only, a new certificate in principal amount equal to the unconverted portion of the Warrant.


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      3. Adjustment for Reorganization, Consolidation, Merger, etc.

      The Purchase Price in effect at the time, and the number and kind of securities purchasable upon exercise of the Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows.

            3.1 Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such transfer, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such transfer, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

            3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a "Trustee") as trustee for the Holder of the Warrants, pursuant to a trust or similar agreement in form and substance satisfactory to the Holder.

            3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of transfer or dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.


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      4. Extraordinary Events Regarding Common Stock. In the event that the
Company shall (a) issue additional shares of the Common Stock or Other Securities as a dividend or other distribution on outstanding Common Stock or Other Securities, (b) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares of Common Stock, or (c) combine or reclassify its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise. In the event that any warrants issued to Trout Targets in the Transaction contain more favorable protection against dilution and other events to the holders of such warrants than the provisions contained in Section 3 and 4 of this Warrant, the provisions of this Warrant automatically shall be amended to include such more favorable provisions for the benefit of the Holder, and the Company, promptly, at its expense, shall provide to the Holder a revised Warrant containing such amended provisions.

      5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock (or Other Securities) to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 3 hereof).


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      6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial
Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. The Company covenants and agrees that all shares of Common Stock and Other Securities which the Holder may purchase under this Warrant or are otherwise issuable hereunder, will, upon issuance and delivery against the payment therefore of the requisite Purchase Price, be duly and validly issued, fully paid and nonassesable. This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

      7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, (but with payment by the Transferor of any applicable transfer taxes), will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant; and the Company shall be responsible for "blue sky" compliance expenses for resales under any registration statement.

      8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      9. Registration Rights. The Company covenants and agrees with the Holder as follows:

            (a) The Company shall advise the Holder or its permitted transferee, whether the Holder holds the Warrant or has exercised the Warrant and holds shares of Common Stock or any Other Securities issuable upon exercise of the Warrant ("Registrable Securities"), by written notice at least ten (10) business days prior to the filing of any registration statement under the Act, covering any equity securities of the Company, for its own account or for the account of others, except for any registration statement filed on Form S-4 or S-8 (or other comparable form), or otherwise relating solely to the sale of securities to participants in a Company stock plan, relating solely to the issuance of securities pursuant to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form that does not include substantially that same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered, and will, upon the request of the Holder, include in any such new registration statement (the "Registration Statement") all such information as may be required to permit a public offering of, all or any of the Registrable Securities.


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            (b) For so long as the Registrable Securities included in any
Registration Statement remain unsold, the Company shall, subject to Section 9(f), (i) use its commercially reasonable efforts to maintain the effectiveness of such Registration Statement; (ii) timely file all reports required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder; (iii) file such post-effective amendments to the Registration Statement as may be necessary so that the Registration Statement does not contain any misstatement of a material fact or omit to state any material fact required to make the statements therein not misleading; (iv) supply prospectuses and such other documents as any Holder whose Registrable Securities are included in such Registration Statement may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities; (v) register and qualify any of the Registrable Securities for sale in such jurisdictions within the United States as any such Holder designates, provided that the nothing in this clause (v) shall require the Company to qualify to do business as a foreign corporation, submit to taxation in any jurisdiction or to file a general consent to service of process in any jurisdiction in which it is not otherwise so qualified or required to file such a consent at the time; (vi) list or quote or shall cause to be listed or quoted on the exchange or quotation system or other market on which the other securities covered by such Registration Statement are listed or quoted, all Registrable Securities of the Holders included in the Registration Statement; (vii) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities; (viii) furnish, at the request of the Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (A) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; and (B) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Holder requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; (ix) permit any Holder of Registrable Securities that might be deemed, in the reasonable opinion of counsel to such Holder, reasonably acceptable to the Company, to be an underwriter or a controlling person of the Company, to require the insertion in the registration statement of material, furnished to the Company in writing, that in the reasonable opinion of counsel to such Holder should be included; (x) otherwise comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and (xi) do any and all other acts and things which may be commercially reasonable to enable any such Holder to consummate the public sale or other disposition of the Registrable Securities included in the Registration Statement, all at no expense to such Holder (except as provided in the immediately following sentence). All costs and expenses in connection with any Registration Statement shall be borne by the Company, except that the Holder(s) shall bear the fees of their own counsel and any other advisors retained by them and any underwriting discounts or sales or other commissions applicable to any of the Registrable Securities sold by them. In connection with any Registration Statement, the Company shall furnish indemnification in the manner provided in Section 10 hereof, and each Holder whose Registrable Securities are included therein shall furnish information and indemnification in the manner provided in Section 10.


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            (c ) Notwithstanding the foregoing set forth in this Section 9, the
Company shall not be required to include in any Registration Statement any Registrable Securities of a Holder if in the opinion of counsel to the Company (which counsel and opinion are reasonably acceptable to counsel to the Holder) all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) would be saleable without registration, restriction or limitation under the holding period requirements and volume limitations under Rule 144 (or its successor) if the Warrant was exercised or converted pursuant to this Agreement.

            (d) If any registration pursuant to this Section 9 is in the form of an underwritten offering, the Company will select and obtain the investment banker or investment bankers and manager or managers that will administer the offering and the Company shall not be required under this Section 9 to include any of the Holder's securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their good faith discretion will not jeopardize the success of the offering by the Company (as further described in Section 9(e) below). Each Holder hereby agrees that such Holder shall not sell or otherwise transfer any securities of the Company held by such Holder (other than those included in the registration) during a "lock-up" period specified by the managing underwriter(s) of such registration, which shall not exceed 6 months. All Holders hereby agree to abide by any customary "lock-up" period restrictions during the aforesaid applicable periods as may be required by the managing underwriter(s) in such registrations; provided however that all officers, directors and holders of at least five percent (5%) of the Company's issued and outstanding shares are similarly bound and, provided further, that, at the request of the Holder, the Company shall use commercially reasonable efforts to cause the managing underwriter(s) to permit the Holder to sell during any such restricted periods such number of Registrable Securities as may be required so as to yield net proceeds to the Holder equal to the amount of the Purchase Price and other costs, expenses and taxes paid or payable by the Holder as a result of the exercise of this Warrant. Each Holder agrees to execute and deliver such other agreements as may be reasonable requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.


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            (e) In the event that any registration pursuant to Section 9 shall be in connection with an underwritten offering, and the managing underwriter determines in good faith and advises that the number of Registrable Securities to be included in such offering, together with the number of shares of Common Stock to be included in the Registration Statement by the Company or other holders of the Company's securities with the right to request inclusion in the Registration Statement, if any, exceeds the number of shares of Common Stock that it is advisable to offer and sell at such time or would interfere with the successful marketing of the Common Stock covered by the Registration Statement, then priority for including shares of Common Stock in the Registration Statement, up to the number advised by the managing underwriter, shall be allocated first, to the Company and each other person who has requested inclusion of shares of Common Stock pursuant to a "demand" registration right, pro rata in proportion to the respective number of shares of Common Stock to be included by them, and second, to the extent of any remaining capacity as advised by the managing underwriter, to all other holders of the Company's securities with the right to request inclusion in the Registration Statement, including the Holders requesting registration of their Registrable Securities, pro rata in proportion to the respective number of shares of Common Stock (including Registrable Securities) to be included by them and, then, to all other persons.

            (f) In any registration in which Holders request inclusion of their Registrable Securities pursuant to Section 9(a), if at any time after giving notice of its intention to register securities and prior to the effective date of the Registration Statement the Company or such other person shall determine for any reason not to register or to delay registration of it securities, the Company may, at its election, delay, terminate or withdraw such registration. The Company shall give written notice of any such determination to each Holder that has requested inclusion of Registrable Securities in the Registration Statement (provided, that the failure to give such notice shall not prejudice the Company's request to delay, terminate or withdraw such registration) and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but shall be obligated to reimburse the Holder for any reasonable fees and expenses it has incurred in connection therewith) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. If (iii) at any time when a prospectus relating to Registrable Securities is required to be delivered under the Act, the Company discovers that, or any event occurs as a result of which, the prospectus (including any supplement thereto) included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
(iv) the Commission issues any stop order suspending the effectiveness of any Registration Statement or proceedings are initiated or threatened for that purpose, then the Company shall promptly deliver a written notice to such effect to each Holder whose Registrable Securities are included in such Registration Statement, and each such Holder shall immediately upon receipt of such notice discontinue its disposition of Registrable Securities pursuant to such Registration Statement until its receipt of the copies of the supplemented or amended prospectus contemplated by the immediately following sentence and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus or prospectus supplement relating to such Registrable Securities current at the time of receipt of such notice. As promptly as practicable following the event or discovery referred to in clause (iii) of the immediately preceding sentence, the Company shall (at the Company's expense) prepare and file with the Commission such amendment or supplement to the Registration Statement or prospectus which does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and furnish to the Holders whose Registrable Securities are included in such Registration Statement a reasonable number of copies of an amendment or supplement of such prospectus so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                  EXECUTION COPY

            (g) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 9.

            (f) The selling Holder shall furnish the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities.

      10. Indemnification.

            (a) Whenever pursuant to Section 9 a Registration Statement relating to any shares of Common Stock or Other Securities issued upon exercise of the Warrant is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the securities covered by such Registration Statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, deficiencies, claims, actions, damages, liabilities, assessments, judgments, obligations, penalties, awards and other liabilities, costs and expenses, including, but not limited to, interest, penalties, and reasonable fees, disbursements, and expense of attorneys, accountants, financial and other advisors, experts and witnesses, both those incurred in connection with the defense or prosecution of the indemnifiable claim and those incurred in connection with the enforcement of this provision (collectively, "Damages"), joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such Damages are caused by, result from, arise out of or are based upon (i) any violation by the Company or any of its representatives of the federal or state securities laws, (ii) any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, (iii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iv) any act or failure to act, or any alleged act or failure to act, by any Distributing Holder in connection with, or relating in any manner to, the Registration Statement, the preliminary prospectus, final prospectus or the offering contemplated thereby, and which is included as part of or referred to in any Damage arising out of or based upon matters covered by clause (i), (ii) or (iii) above; provided, however, that (i) the Company will not be liable in any such case to the extent that any such Damage arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof , and (ii) the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Distributing Holder or underwriter, or any person controlling such Distributing Holder or underwriter, from whom the person asserting any such Damage purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Distributing Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such Damage. This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to each Distributing Holder.

                                                                  EXECUTION COPY

            (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said Registration Statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any Damages, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such Damages are caused by, results from, arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in said Registration Statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such Damage is caused by, results from, arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof. This indemnity agreement is not exclusive and will be in addition to any liability, which each Distributing Holder might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to the Company.

                                                                  EXECUTION COPY

            (c) Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for indemnity or contribution to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party, and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with any other indemnifying party similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the indemnified claim seeks an order, injunction or other equitable or declaratory relief; (ii) the indemnified party shall have reasonably concluded that there is an actual or potential conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action; (iii) there are legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iv) the indemnifying party shall have failed to employ counsel reasonably satisfactory to the indemnified party, or (v) the indemnifying party is not timely or diligently defending such claim, then, in any such event, the indemnified party or parties shall have the right to select one separate counsel (plus such local counsel as may be necessary and, if there is more than one indemnified party, and such parties may not be represented by one counsel because of a conflict of interest, than such additional other counsel as may be necessary as a result of such conflicts) to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties, all at the expense of the indemnifying party. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel (which approval shall not be unreasonably withheld or delayed), the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in accordance with the preceding sentence; (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; (iii) the indemnifying party is not permitted to defend the indemnified claim in accordance with the preceding sentence; (iv) the indemnifying party contests its obligations to indemnify such claim; or (v) the indemnifying party has authorized the employment of counsel for the indemnified party satisfactory to the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel and the fees and expenses otherwise associated with the defense of such claim, shall be at the expense of the indemnifying party.

                                                                  EXECUTION COPY

            (d) The indemnifying party under this Section 10 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any Damage by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes: (i) an unconditional release of such indemnified party from all liability, claims or other Damages that are the subject matter of such action, suit or proceeding; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (e) Any Damages for which an indemnified party is entitled to indemnification or contribution under this Section 10 shall be paid by the indemnifying party to the indemnified party as such Damages are incurred.

            (f) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under
Section 10 in respect of any Damages (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and the Distributing Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the "control" stockholders on the one hand or the Distributing Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Distributing Holder agree that it would not be just and equitable if contributions pursuant to this Section 10(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 10(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(f): (i) each Distributing Holder shall not be required to contribute any amount in excess of the amount of proceeds received by such Holder from sale(s) of such Holder's shares of Common Stock or Other Securities pursuant to the Registration Statement; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                                                  EXECUTION COPY

      11. Notice of Certain Events.

            11.1 In the event that:

                  (a) the Company shall declare any cash dividend upon its Common Stock or Other Securities, or

                  (b) the Company shall declare any dividend upon its Common Stock or Other Securities payable in stock or other securities or make any special dividend or other distribution to the holders of its Common Stock or Other Securities, or

                  (c) the Company shall offer for subscription pro rata to the holders of its Common Stock or Other Securities any additional shares of stock of any class or other rights, or

                  (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock or Other Securities, or consolidation or merger of the Company into or with another company, the merger or consolidation of any other company into or with the Company, or

                  (e) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (f) there shall be a sale or other transfer of all or substantially all of the assts of the Company;

then, in connection with such event, the Company shall give to the Holders:

                        (i) at least fifteen (15) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, payment or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up or other event; and

                        (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up or other event, at least fifteen (15) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution, payment or subscription rights, the date on which the holders of Common Stock or Other Securities shall be entitled thereto, and such notice in accordance with this clause (ii) shall also specify the date on which the holders of Common Stock or Other Securities shall be entitled to exchange their Common Stock or Other Securities for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up or other event, as the case may be. Each such written notice shall be given in accordance with the provisions of Section 12 of this Warrant.

                                                                  EXECUTION COPY

            11.2 Failure to give any such notice or any defect therein shall not affect the validity of any action taken in connection with such dividend, distribution, subscription offer, payment, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or other event; provided, however that any rights of the Holders with respect to any failure of the Company to give notice as provided herein of any such action shall not be prejudiced by any such action.

      12. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective upon actual receipt (or if refused, upon such refusal). The addresses for such communications shall be:

                        (i) if to the Company to: 1350 Avenue of Americas, New York, NY 10019

                        (ii) if to the Holder, to the address listed on the first paragraph of this Warrant.

                        or such other address as either party may provide to the other in accordance with the provisions of this Section 12.

13. Miscellaneous.

            (a) This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

            (b) This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. THE PARTIES HERETO IRREVOCABLY: (I) AGREE THAT ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE COURTS OF THE STATE OF NEW YORK OR THE COURTS OF THE UNITED STATES LOCATED WITHIN THE STATE OF NEW YORK, IN EACH CASE IN THE COUNTY OF NEW YORK, (II) CONSENT AND SUBMIT TO THE EXCLUSIVE JURISDICTION AND VENUE OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, (III) WAIVE ANY OBJECTION WHICH THEY, OR ANY OF THEM, MAY HAVE TO PERSONAL JURISDICTION OR THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF SUCH COURTS, AND AGREE NOT TO SEEK TO CHANGE VENUE, (IV) WAIVE THE RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING AND (V) CONSENT TO SERVICE OF PROCESS IF GIVEN IN WRITING IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.

                                                                  EXECUTION COPY

            (c) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

            (d) The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                                                                  EXECUTION COPY

      IN WITNESS WHEREOF, the Company has caused this Warrant to be issued at the date first above written.

                                       BRAINSTORM CELL THERAPEUTICS INC.


                                       By: /s/ Yaffa Beck
                                           -------------------------------------
                                           Name: Yaffa Beck
                                           Title: President & CEO

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                                                  EXECUTION COPY

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION

                   (to be signed only on exercise of Warrant)

      TO: BRAINSTORM CELL THERAPEUTICS INC.

      The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase ________ shares of the Common Stock covered by such Warrant.

      The undersigned herewith either:

      |_| makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of $__________ in lawful money of the United States; or

      |_| elects pursuant to Section 2(b) of the Warrant to convert such Warrant into Common Stock in accordance with the formula set forth in Section 2(b).

      The undersigned requests that the certificates for such shares be issued in the name of, and delivered to
_____________________________________________________ whose address is
__________________________________.

      The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________


                                       ---------------------------------------
                                       (Signature to conform to name of holder
                                       as specified on the face of the Warranty)

                                       ---------------------------------------

                                       ---------------------------------------

                                       ---------------------------------------
                                       (Address)

                                    EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT

                   (To be signed only on transfer of Warrant)

      For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of BRAINSTORM CELL THERAPEUTICS INC. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of BRAINSTORM CELL THERAPEUTICS INC. with full power of substitution in the premises.


      --------------------------------------------------------------------------
      Transferees Percentage Transferred Number Transferred

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      Dated: ______________, ___________


                                       ---------------------------------------
                                       (Signature to conform to name of holder
                                       as specified on the face of the Warranty)


                                       Signed in the presence of:

                                       ---------------------------------------
                                        (Name)

                                       ---------------------------------------

                                       ---------------------------------------
                                       (Address)

                                       ACCEPTED AND AGREED:

                                       ---------------------------------------


                                       [TRANSFEREE]

                                       ---------------------------------------
                                       (address)


                                       ---------------------------------------
                                       (Name)


                                      B-2